                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of Report:

                                 April 9, 2003

      Bluepoint Linux Software Corp.

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             (Exact name of registrant as specified in its charter)

             Indiana                    0-25797                     35-2070348

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(State or other jurisdiction       (Commission              (IRS Employer)

      of incorporation)             File Number)            Identification No.)

                        4F., Xinyang Building, Bagua 4th Road

       Shenzhen, Guangdong 518029, P.R. China

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               Address of principal executive offices) (Zip Code)

                                  011-86-755-8245-0750

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                         (Registrant's telephone number,

                              including area code)

Item 6.      Resignations of President and Chief Financial Officer

On April 9, 2003, the Company announced that Mr. Yu Deng and Mr. Yin Zeng resigned on April 7, 2003 as the President and Chief Financial Officer of the Company respectively.

Both Mr. Deng and Mr. Zeng have resigned from the Company due to personal reasons, there were no disagreements with the Company on any matter relating to the Company's operations, policies or practices.  Each of Mr. Deng and Mr. Zeng's letter of resignation is attached to this Form 8K as Exhibit 17.  Mr. Deng still serves as a Director of the Company.

In addition, on April 9, 2003, the Board of Directors appointed  Mr. Xin Liu and Mr. Frank Shing as the Company’s new President and Chief Financial Officer respectively. Mr. Liu and Mr. Shing currently serve as Directors of the Company.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            - Exhibit 17  Letter of Resignation

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   Bluepoint Linux Software Corp.

Dated:  April 9, 2003                          by: /s/Xin Liu

                                                   -------------------

                                                   Xin Liu, President,

                                                   Chief Executive Officer, and

                                                   Director

      EX-17

1.   LETTER OF RESIGNATION

April 7, 2003

Xin Liu

Bluepoint Linux Software Corp.

4F., Xinyang Building, Bagua 4th Road

Shenzhen, Guangdong 518029, P.R. China

Dear Mr. Liu:

Due to personal reasons, effective as of April 7, 2003, I hereby resign as the President of Bluepoint Linux Software Corp.

                                                       Sincerely,

                                                       /s/ YU DENG

                                                       Yu Deng

2.   LETTER OF RESIGNATION

April 7, 2003

Xin Liu

Bluepoint Linux Software Corp.

4F., Xinyang Building, Bagua 4th Road

Shenzhen, Guangdong 518029, P.R. China

Dear Mr. Liu:

Due to personal reasons, effective as of April 7, 2003, I hereby resign as the Chief Financial Officer of Bluepoint Linux Software Corp.

                                                       Sincerely,

                                                       /s/ YIN ZENG

                                                       Yin Zeng

cc: Frank Shing

4F., Xinyang Building, Bagua 4th Road, Shenzhen, Guangdong 518029, P.R. China